                                  Exhibit 27(r)

                               Powers of Attorney

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A; a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND THOMAS E. PIERPAN, PRISCILLA I. HECHLER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                            Title                        Date



/s/ Arthur C. Schneider      Director, Vice President        January 16, 2003
-----------------------      Chief Tax Officer               ----------------
Arthur C. Schneider

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A; a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND THOMAS E. PIERPAN, PRISCILLA I. HECHLER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                             Title                          Date



/s/ Diane Meiners             Director, Vice President          January 16, 2003
---------------------                                           ----------------
Diane Meiners

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A; a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND THOMAS E. PIERPAN, PRISCILLA I. HECHLER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                           Title                             Date



/s/ Mike W. Kirby           Director and President             February 12, 2003
-----------------                                              -----------------
Mike W. Kirby

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A; a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND THOMAS E. PIERPAN, PRISCILLA I. HECHLER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                          Title                           Date



/s/ Brenda K. Clancy   Director, Vice President                February 12, 2003
--------------------   Treasurer and Chief Financial Officer   -----------------
Brenda K. Clancy

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A; a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND THOMAS E. PIERPAN, PRISCILLA I. HECHLER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                           Title                            Date



/s/ Craig D. Vermie        Director, Vice President,          February 12,  2003
-------------------        Secretary and General Counsel      ------------------
Craig D. Vermie

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A; a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND THOMAS E. PIERPAN, PRISCILLA I. HECHLER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                          Title                            Date



/s/ Rex B. Eno              Chairman of the Board              February 12, 2003
--------------                                                 -----------------
Rex B. Eno